Business and assets acquisitions	6 Months Ended
Jun. 30, 2022
Business Combination and Asset Acquisition [Abstract]
Business and assets acquisitions	Business and assets acquisitions
Acquisition of New York American Water Company, Inc.
Effective January 1, 2022, the Company completed the acquisition of New York American Water Company, Inc. (subsequently renamed Liberty Utilities (New York Water) Corp. (“Liberty NY Water”)). Liberty NY Water is a Merrick, New York based regulated water and wastewater utility company, serving customers in seven counties in southeastern New York.
A purchase price of $608,000 (before closing adjustments) was paid for this acquisition. The costs related to this acquisition have been expensed through the unaudited interim consolidated statement of operations. The following table summarizes the preliminary allocation of the acquisition prices of the assets acquired and liabilities assumed at the acquisition date:

Working capital	$4,703
Property, plant and equipment	517,591
Goodwill	95,181
Regulatory assets	68,379
Other assets	4,507
Pension and other post-employment obligations	(13,402)
Regulatory liabilities	(59,636)
Other liabilities	(8,026)
Total net assets acquired	609,297
Cash and cash equivalents	49
Net assets acquired, net of cash and cash equivalents	$609,248
The determination of the fair value of assets acquired and liabilities assumed is based upon management's estimates and certain assumptions. Due to the timing of the acquisition, the Company has not finalized the fair value measurements. The fair value of property, plant and equipment was reduced by $9,194 in Q2 2022 to reflect the time value of money of assets that will not be included in rate base until the next rate case. The valuation of regulatory assets and liabilities and deferred income taxes have not been completed. The Company will continue to review information and perform further analysis prior to finalizing the fair value of assets acquired and liabilities assumed.
Goodwill represents the excess of the purchase price over the aggregate fair value of net assets acquired. The contributing factors to the amount recorded as goodwill include future growth, potential synergies, and cost savings in the delivery of certain shared administrative and other services.